Subsequent Events	12 Months Ended
Dec. 31, 2022
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

Note 20 — SUBSEQUENT EVENTS

Full allowance for prepayments

On March 23, 2023, the Group filed a lawsuit against Linyi Jinlong Cold Storage Factory（“Linyi Jinlong”）, a supplier of the Group's subsidiary, Fintech (Zibo) Supply Chain Management Co. Ltd. (“Fintech Zibo”) , for purchasing frozen pork cuts from Linyi Jinlong in the amount of $1,117,664(RMB7.71 million), which had been paid, and the Company demanded a refund or return of the goods due to the quality of the goods not being up to the required standard, which has not been properly dealt with by Linyi Jinlong. Considering that the recovery of the amount is unlikely, the financial statements provide full allowance for this prepayment.

Transfer of investment in limited partnership

On April 28, 2023, the Group revised the partnership agreement with the general partner to transfer all of its investment in the limited partnership to Tai’an Lakeshore Investment Co., Ltd, which is the minority limited partner. The purchase price was approximately $15,368,555 (RMB 106 million) in cash, which was paid on May 10, 2023. The disposition results in a gain from disposition of approximately $77,200 (approximately RMB 532 thousand).

The Reverse Share Split

On May 2, 2023, the Board of Directors of the Group approved a reverse share split of the Group’s authorized shares (the “Reverse Share Split”) at the ratio of one-for-ten. The Reverse Share Split was effective on May 18, 2023 to enable the Group to meet the NASDAQ continued listing standards relating to the minimum bid price (with which the Group was previously advised it was non-compliant). The financial statements give retro-active effect to this Reverse Share Split.

Other than the above, the Group is not aware of any subsequent events that would require adjustment to or disclosure in the consolidated financial statements.